Twin Oak Short Horizon Absolute Return ETF (TOAK)	September 30, 2026
Summary Prospectus	www.twinoaketfs.com/TOAK
Before you invest, you may want to review the Fund’s (as defined below) prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated September 30, 2026 (as each may be amended or supplemented), are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.twinoaketfs.com/TOAK. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.
Twin Oak Short Horizon Absolute Return ETF
INVESTMENT OBJECTIVE
The Twin Oak Short Horizon Absolute Return ETF (“ Short Horizon ETF” or the “Fund”) seeks capital appreciation with low price volatility.
FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution (12b-1) and/or Service Fees	None
Other Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.46%
Less Fee Waiver[2]	-0.20%
Total Annual Fund Operating Expenses After Fee Waiver[2]	0.26%
1 Other Expenses include interest expense.
2 Twin Oak has contractually agreed to reduce the Fund’s management fee from 0.45% to 0.25% of the Fund’s average daily net assets. This agreement will remain in effect through at least September 30, 2027 unless terminated sooner by mutual agreement of the Board of Trustees of Manager Directed Portfolios (the “Trust”) and Twin Oak ETF Company (“Twin Oak” or the “Adviser”), the Fund’s investment adviser.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver agreement discussed above is reflected only through September 30, 2027. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$27	$127	$238	$560
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded from the portfolio turnover calculation and these are the only types of instruments held by the Fund, the Fund does not report a portfolio turnover rate.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) whose investment objective is to provide capital
1

appreciation with low price volatility. The Adviser considers ‘low price volatility’ to mean stable returns. The Fund seeks to achieve its objective principally by utilizing defined risk options to generate an absolute return while maintaining a short duration between zero and one year. Defined risk options are options for which the maximum loss for any option during each expiry period is no more than the premium invested to enter the option position. The Fund will not use leverage and does not engage in selling unhedged (“naked”) options.
The Fund will invest in long calls, long puts, and debit spread options. The allocation between various strategies will be based on an assessment by the portfolio managers of the attractiveness of either strategy given current economic and market conditions and the existing holdings of the Fund. In any scenario, long calls will always be paired with long puts and for the vertical debit spreads, long vertical debit call spreads will be paired with long vertical debit put spreads. The primary factors informing the Adviser’s assessment will be price, duration, liquidity, and risk of a position and its impact on the Fund’s overall portfolio. The Adviser believes the Fund’s options trading strategy will contribute to the Fund’s objective of capital appreciation when the value of the underlying asset declines (in the case of put options or vertical debit put spreads) or rises (in the case of call options or vertical debit call spreads). The Adviser expects the option strategies to contribute to low price volatility because a call option and a put option position will always be paired together, for both the long call and long put strategy and the vertical debit spread strategy, and the price movements in the options often move inverse to each other, creating lower Fund-level volatility.
To implement these strategies the Fund will purchase and sell option contracts including exchange-listed options, over-the-counter options (“OTC Options”) or FLexible EXchange® Options (“FLEX Options”) or a combination. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (“OCC”). Options held by the Fund will include options on domestic equity securities of any market capitalization, options on ETFs that primarily invest in domestic equity securities of any market capitalization, individual equity securities of any market capitalization, and options on equity indices of any market capitalization. The Fund may also hold direct investments in the assets underlying the options as part of the redemption process with authorized participants. The minimum expiry date of an option is zero days and the maximum expiry date is one year.
Call Options. Purchasing a call option gives the Fund the right to purchase shares of the reference asset at a specified price (“strike price”) until a specified date (“expiration date”) (“American-style options”) or at the expiration date (“European-style options”). The buyer of the call option pays an amount (“Premium”) for buying the option. In the event the reference asset appreciates above the strike price, the Fund can exercise the option and receive the reference asset (for physically settled options) or receive the difference between the value of the reference asset and the strike price (for cash settled options). In the event the reference asset closes below the strike price, the call option may end up worthless. In such a case, the Fund’s loss at the time of the option’s expiration is limited to the amount of Premium it paid.
Put Options. Purchasing a put option gives the Fund the right to sell shares of a reference asset at a strike price until the expiration date (“American-style options”) or at the expiration date (“European-style options”). The buyer of the put option pays an amount (“Premium”) for buying the option. In the event the reference asset declines in value below the strike price and the Fund exercises its put option, the Fund will be entitled to sell the reference asset at the strike price by delivering the reference asset (for physically settled options) or receive the difference between the strike price and the value of the reference asset (for cash settled options). In the event the reference asset closes above the strike price as of the expiration date, the put option may end up worthless and the Fund’s loss at the time of the option’s expiration is limited to the amount of Premium it paid.
For the long call and long put strategy, the maximum gain on a long call position is, in theory, infinite and the maximum gain on a long put option is 100% of the Fund’s portfolio.
Illustration of the Fund’s Long Call and Long Put Strategy
This position involves buying a long call and long put. The illustration results in a net purchase price of $19. If the underlying security expires between $90 to $110, the strategy will pay the Fund $20, resulting in a net $1 gain or a 5% net return. If the underlying security expires outside of $90 to $110, the Fund will realize more than $20.

Vertical Debit Spread. A vertical debit spread is an option trading strategy whereby the Fund sells one option and simultaneously purchases another of the same type (either both puts or both calls), but with different strike prices while having the same expiration date. A debit spread leads to an initial expense (net debit) for the Fund because it buys an option at a higher premium and sells another option at a lower premium on the same reference asset. Here, the option bought is nearer to the market price or more in the money (“closer to the money”), while the option sold is more distant from the market price or more out of the money. The debit spreads may be comprised of put spreads and/or call spreads. The Fund’s maximum profit is the difference between the strike prices minus the initial debit. In contrast, the Fund’s maximum loss at the time of the option’s expiration is confined to the initial net debit paid.
In determining whether to employ the vertical debit spread strategy, the Fund’s portfolio managers will assess the pricing of the vertical debit spread compared to the pricing of long calls and long puts. When the vertical debit spread’s price, which is influenced by its duration and strike prices, is more attractive than those of available call and put options, the Adviser will utilize the vertical debit spread strategy, after taking into account other risks at the time.
Illustration of the Fund’s Vertical Debit Spread Strategy
This position involves buying a long call spread and long put spread. The illustration results in a net purchase price of $19. Regardless of the price of the underlying security at expiry, the strategy will pay the Fund $20, resulting in a net $1 gain or a 5% net return.

While the maximum loss on any individual option position is the total premium paid, the Adviser anticipates the maximum loss potential to be limited if a position is held through maturity as the Adviser will pair a put strategy with a call strategy with the same expiry. While one side of the strategy may expire out of the money, therefore losing its entire premium, the other position moves inversely and would therefore expire in the money.
In selecting options for the Fund, the Adviser will consider the return potential of an option relative to its purchase price, duration, liquidity and risks. The Adviser analyzes data from widely used options pricing sources, such as, but not limited to, Bloomberg, CBOE, and ICE, to inform buy and sell decisions. The Fund intends to only utilize European-style options. Typically, the Fund will hold an option until its expiration date, at which point the gains will be reinvested in other investments with the aim of enhancing the Fund’s return.
Although the Fund invests primarily in options, the Fund may also hold cash and cash equivalents, such as money market funds, to provide liquidity and to hold uninvested cash. The Adviser will select investments based on a number of factors, including, but not limited to, the liquidity of the security, the duration of the investment, the price of the security relative to other available investment options, the underlying reference asset, and overall composition of the Fund’s portfolio. The Fund may engage in active and frequent trading. Frequent trading results in increased transaction costs, which can lower the actual return on your investment.
The Adviser has engaged Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”) as sub-adviser to provide trading services as well as proxy voting and other non-portfolio management services to the Fund.
PRINCIPAL RISKS
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:
• Options Risk:
◦ Buying or Purchasing Options Risk. Buying options is a speculative activity and entails greater than ordinary investment risks. Many factors influence the price of an option, including the price of the reference asset, the time to expiration, the strike price, interest rates, and the dividend on the reference asset, as a result, the Fund’s investment returns can be impacted by many variables outside the Adviser’s direct control; as those various factors fluctuate, the value of a purchased option can fluctuate by meaningful amounts. Additionally, in the event the reference price is not above the strike price for a call option or below the strike price for a put option at expiry, the option will expire worthless and the Fund will lose its invested premium. Furthermore, the value of the option may be lost if the Adviser fails to exercise such an option at or prior to its expiration. Although the potential for loss may be limited to the amount of premium paid, the value of your investment in the Fund could decline significantly without warning, including to zero.
◦ Selling or Writing Options Risk. Writing option contracts can result in losses that exceed the seller’s initial investment and may lead to additional turnover and higher tax liability. The Fund will incur a loss as a result of writing (selling) options (also known as a short option position) if the price of the written option instrument increases in value between the date the Fund writes the option and the date on which the Fund purchases an offsetting position or exits the option. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction. Because of the Fund’s strategy of only coupling written and purchased puts and/or call options with the same expiration date and different strike prices (known as call spreads and put spreads), the Fund expects that the maximum potential loss for the Fund for any given debit spread to be limited to the premium paid.
◦ Liquidity Risk. There are no assurances that a liquid market will exist when the buyer seeks to close out an option position. A less liquid trading market may adversely impact the value of the Fund shares, resulting in a discounted price or additional time required to exit a position and result in the Fund being unable to achieve its investment objective. For FLEX Options and OTC Options, the liquidity risk may be more acute given the customized nature relative to more standardized exchange listed options. OTC Options, FLEX Options or deep in-the-money options may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.
◦ Valuation Risk. European Options held by the Fund, including FLEX Options, OTC Options, and exchange-listed options, are only exercisable at the strike price on their expiration. Prior to expiration, the value of these options will be determined based upon market quotations or using other recognized pricing methods. The value of the options prior to the expiration may vary because of related factors other than the value of the underlying reference asset. These factors include interest rate changes, changing supply and demand, decreased liquidity, and changing volatility levels of the reference asset. During periods of reduced market liquidity or the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value certain option holdings of the Fund becomes more difficult and the judgement of the Adviser (employing the fair value procedures adopted by the Adviser as Valuation Designee of the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.
• Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, or other reference obligation. Derivatives typically have economic leverage inherent in their terms. The primary types of derivatives in which the Fund invests are option contracts. Option contracts can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held by the Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of option contracts depends largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with option contracts that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leverage risk, interest rate risk, and counterparty credit risk. A small position in option contracts could have a potentially large impact on the Fund’s performance. Trading restrictions or limitations may be imposed by an exchange.
• Equity Market Risk. Through the Fund’s investments in options, the Fund may be exposed to equity market risks. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
• Large Capitalization Risk. Through the Fund’s investments in options, the Fund may be exposed to risks associated with large capitalization companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger capitalization companies also may not be able to attain the high growth rates of successful smaller companies. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized capitalization companies.
• Medium and Small Capitalization Risk. Through the Fund’s investments in options, the Fund may be exposed to risks associated with medium and small capitalization companies. Investing in medium and small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger capitalization companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about medium and small capitalization companies.
• General Market Risk; Recent Market Events Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including elevated inflation levels, trade tensions, tariff arrangements and wars in Europe and in the Middle East. Uncertainties regarding interest rate levels, political events, geopolitical conflicts, and the possibility of a national or global recession have also contributed to market volatility.
Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
• Cybersecurity Risk. With the Internet and other technologies being essential to conducting business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
• Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes, including AI systems. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
• Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. OCC acts as guarantor and central counterparty with respect to FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.
• Other Investment Companies Risk. Through the Fund’s investments in options, the Fund may be exposed to risks associated with investing in other investment companies. You will indirectly bear fees and expenses charged by underlying investment companies in addition to the Fund’s direct fees and expenses. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the underlying investment company. The risk of owning another investment company generally reflects the risks of owning the underlying investments the investment company holds. The Fund also will incur brokerage costs when it purchases and sells ETFs. ETFs may trade at a discount or premium to net asset value.
• Management Risk. As an actively managed fund, the performance of the Fund will depend on whether or not the Adviser is successful in pursuing the Fund’s investment strategies.

• Newer Fund Risk. The Fund has a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision.
• Newer Adviser Risk. Twin Oak is a recently registered investment adviser. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.
• Large Shareholder Risk. Certain shareholders, including other funds or accounts advised by the Adviser, an Authorized Participant (“AP”), a lead market maker, or another entity may from time to time own a substantial amount of the Fund’s shares. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem or sell its investment. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares. Additionally, the sale by a large shareholder may cause the size of the Fund to decline to a level where it is unable to meet applicable listing requirements.
• Frequent Trading Risk. The Fund may engage in active and frequent trading. Frequent trading may result in greater trading costs and increase the likelihood of a shareholder receiving distributions of taxable gains in the year.
• Tax Risk. While the Fund seeks to be managed in a tax efficient manner, there is no guarantee that the Fund will be successful in this endeavor.
• ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦ Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦ Cash Redemption Risk.   The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions, and these added costs may be borne by the Fund and negatively impact Fund performance.
◦ Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making relatively small investments.
◦ Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦ Trading .   Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
PERFORMANCE INFORMATION
The following performance information provides some indication of the risks of investing in the Fund. The bar chart below illustrates the Short Horizon ETF’s total return. The table below illustrates how the Fund’s average annual total returns for the 1‑year and since inception periods compare with those of a broad measure of market performance and a more narrowly based index. Updated performance information is also available on the Fund’s website at www. twinoaketfs .com/TOAK. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Short Horizon ETF
Calendar Year Total Return as of December 31

Highest Quarterly Return:	9/30/2025	1.06%

Lowest Quarterly Return:	6/30/2025	1.02%

The Fund’s calendar year-to-date return as of June 30, 2026 was 1.63%.

Average Annual Total Returns as of December 31, 2025
	1 Year	Since Inception (August 19, 2024)
Return Before Taxes	4.23%	4.27%
Return After Taxes on Distributions	4.23%	4.27%
Return After Taxes on Distributions and Sale of Fund Shares	2.50%	3.26%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	3.93%
Bloomberg U.S. Treasury Bills: 1-3 Months Index (reflects no deduction for fees, expenses or taxes)	4.29%	4.49%
After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on your situation and may differ from those shown. Furthermore, the after‑tax returns shown are not relevant to those who hold their shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

INVESTMENT ADVISER
Twin Oak ETF Company
SUB-ADVISER
Exchange Traded Concepts, LLC
PORTFOLIO MANAGERS
Zachary Wainwright and Greg Stoner are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Wainwright is the Chief Executive Officer of Twin Oak. Mr. Stoner is a Managing Director at Twin Oak. Mr. Wainwright and Mr. Stoner have served as portfolio managers of the Fund since its inception in 2024.
PURCHASE AND SALE OF SHARES

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www. twinoaketfs .com/TOAK.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your financial advisor to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your financial advisor or visit the Intermediary’s website for more information.